SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934


                              JULY 10, 2001
                              -------------
                            (Date of Report)


                             ENTROPIN, INC.
                             --------------
         (Exact Name of Registrant as specified in its charter)



         COLORADO               33-23693               84-1090424
----------------------------   -----------        -------------------
(State or other jurisdiction   (Commission           (IRS Employer
    of incorporation)         File Number)        Identification No.)


               45926 OASIS STREET, INDIO, CALIFORNIA 92201
               -------------------------------------------
       (Address of principal executive offices including zip code)


                             (760) 775-8333
                             ---------------
           (Registrant's telephone number including area code)

                                   N/A
                                   ---
      (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
---------------------

     Entropin, Inc. ("Entropin") issued the following press release on July 10, 2001:

                              NEWS RELEASE
                              ------------

          ENTROPIN NAMES BRUCE R. MANNING TO BOARD OF DIRECTORS

INDIO, Calif. (JULY 10, 2001)- ENTROPIN, INC. (Nasdaq: ETOP; ETOPW), a specialty pharmaceutical company developing new therapeutics for painful soft tissue injuries and diseases, today announced the appointment of Bruce
R. Manning, R.Ph., age 58, to the Entropin Board of Directors, bringing the total number of Directors to seven.

Mr. Manning has 35 years experience in planning regulatory strategy, in preparing regulatory submissions, and in negotiating at all levels of the U.S Food and Drug Administration (FDA). He also spent 10 years as a line manager with overall responsibility for the development of drug products at a U.S. subsidiary of a multinational pharmaceutical company. He is a registered pharmacist with a B.S. in Pharmacy from the Massachusetts College of Pharmacy in Boston.

"Bruce is a strong addition to our Board of Directors," said Higgins D. Bailey, Ed.D., Entropin Chairman. "His expertise in product development and regulatory affairs will be particularly helpful as we refine our manufacturing processes and prepare to manufacture the necessary three compliance lots required by the FDA for our new drug application. The wealth of experience that Bruce brings to the board will be extremely valuable as we continue to build the Company."

Mr. Manning is the president of New England Biomedical Research, Inc.
(NEBR), a consulting firm organized to provide regulatory affairs and product development services to the pharmaceutical, medical device and biotechnology industries. Prior to founding NEBR in 1990, he was vice president of regulatory affairs and product development for Astra Pharmaceutical Products. During his 20-year career with Astra, he developed and obtained regulatory approval for over 150 medical products. Mr. Manning's extensive experience with the FDA began early in his career when he was employed by the agency as a reviewer.


Commenting on his Board appointment, Mr. Manning said, "I am looking forward to serving as a Director of Entropin. Esterom(R) is a unique product and I am enthusiastic about its potential and the future success of the Company."

                             About Entropin

Entropin, Inc. is a pharmaceutical research and development company, initially focused on the development of Esterom(R), a novel topical therapeutic for the treatment of painful soft tissue injuries, such as tendonitis or back sprain, that result in impaired function.

THIS NEWS RELEASE INCLUDES FORWARD-LOOKING STATEMENTS THAT REFLECT ENTROPIN'S CURRENT VIEWS WITH RESPECT TO FUTURE EVENTS AND FINANCIAL PERFORMANCE. THE WORDS "BELIEVE," "EXPECT," "ANTICIPATE," AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS, UNCERTAINTIES, AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY SUCH FORWARD-LOOKING STATEMENTS. THESE FACTORS INCLUDE, BUT ARE NOT LIMITED TO: (1) THE ABILITY TO SUCCESSFULLY COMPLETE DEVELOPMENT AND COMMERCIALIZATION OF PRODUCTS, INCLUDING THE COST, SCOPE AND RESULTS OF PRECLINICAL AND CLINICAL TESTING; (2) THE ABILITY TO SUCCESSFULLY COMPLETE PRODUCT RESEARCH AND FURTHER DEVELOPMENT, INCLUDING PRE-CLINICAL AND CLINICAL STUDIES; (3) THE TIME, COST AND UNCERTAINTY OF OBTAINING REGULATORY APPROVALS; (4) THE ABILITY TO OBTAIN SUBSTANTIAL ADDITIONAL FUNDING; (5) THE ABILITY TO DEVELOP AND COMMERCIALIZE PRODUCTS BEFORE COMPETITORS; AND (6) OTHER FACTORS DETAILED FROM TIME TO TIME IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                #   #   #


                               SIGNATURES
                               ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: July 10, 2001                ENTROPIN, INC.



                                   By  /s/ Thomas G. Tachovsky
                                     -----------------------------------
                                     Thomas G. Tachovsky
                                     President and Chief Executive Officer









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